Exhibit 99.1

Borqs Wins Two IAIR Awards:

Company of the Year for Innovation & Leadership in Mobile
Technology for Asia Pacific and CEO of the Year

San Diego, CA, March 22, 2017 – Borqs International Holding Corp, a global leader in software, development services and products providing customizable, differentiated and scalable Android-based of smart connected devices and cloud service solutions, announced today that it has been named “Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific” by International Alternative Investment Review (IAIR) for the fourth consecutive year, and Mr. Pat Chan, Founder & CEO of Borqs, has been selected as IAIR’s CEO of the Year 2016.

Borqs is receiving IAIR’s award for the fourth consecutive year, as recognition for its outstanding innovation delivered in smart connected devices and cloud service solutions for the Internet of Things (IoT).

The IAIR’s award recognizes companies that have made remarkable achievements in helping promote global economic and sustainable development. The winners were selected by a judging panel consisting of members from IAIR magazine and IAIRREVIEW.org as well as journalists focusing on legal, economic and financial sectors from more than 50 countries around the world.

The CEO of the Year 2016 award is not only the recognition of Mr. Chan’s leadership and entrepreneurial spirit but also the validation of Borqs’ business success in delivering innovations in smart connected devices and cloud service solutions for the fast-growing IoT ecosystem.

“Borqs’ fourth IAIR award demonstrate its continuous success as a global leader in software and products for IoT. The company has made such a success because of its pioneering approach in providing customizable, differentiated and scalable Android-based smart connected devices and cloud service solutions, its unique strategic chipset partnerships, as well as its broad software and IP portfolio that is enriched every year by new disruptive products,” said Guido Giommi, President of the judging panel for the IAIR award.

“We feel truly honored to win the IAIR award for the fourth consecutive year. This proud achievement belongs to the entire Borqs team that has showed strong innovative and marketing capabilities,” said Pat Chan, CEO and President of Borqs. “We will continue to enable customers to rapidly deploy differentiated, tailored smart connected devices for IoT that combine computing, connectivity and sensors along with cloud services.”

Combining reference designs for SoC, smart connected devices that leverage this reference design and the MVNO platform as the deployment channel, Borqs’ breakthrough business model has been a huge success with customers. In 2016, Borqs delivered a wide range of innovations throughout its product portfolio of smart phones, tablets, wearables in collaboration with leading chipset vendors, terminal manufacturers and operators. In 2016, Borqs was selected as one of three ecosystem partners for next-generation Qualcomm Snapdragon Wear platform, therefore enabling leadership and innovative wearables designs, with faster time to market.

About Borqs

Borqs is recognized as a global leader in smart connected devices and IoT solutions. Deloitte named Borqs as one of the fastest growing technology companies in China & Asia Pacific in 2011, 2012 and 2013. In 2013, 2014, 2015 and 2016, Borqs was named Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific from the International Alternative Investment Review. Recently Borqs received the “50 Most Promising IoT Solution Providers 2016” recognition from CIO Review magazine.

Borqs has a proven track record in design, development and commercial shipments of various Android devices and is a Google GMS licensed partner. Qualcomm Technologies, Inc. has chosen to work with Borqs for its Android based platforms. Borqs is one of the companies that Qualcomm Technologies is working with in the wearables segment and is pursuing multiple smartwatches and connected kid watches based on Qualcomm® Snapdragon™ Wear*. Additionally, Borqs launched the FDD/TDD combined carrier aggregation high speed 4G Android phone for Reliance Jio in India.

Borqs’ broad customer base and target markets include OEMs such as Vizio and Fossil, operators like AT&T and Sprint in the U.S. and Reliance Jio in India, and IoT solution providers to restaurants and the utility, public safety and hospitality categories.

Borqs believes that its modular platform architecture and its ability to tailor Android for various vertical applications and form factors, together with its flexible BorqsWare platform, are keys to its success. Borqs has a pipeline of products ranging from tablets, phones, smartwatches, smart appliances, POS terminals and digital signage to in-vehicle infotainment (IVI), for various well known international brands.

On December 27, 2016, Pacific Special Acquisition Corp. (“Pacific”, NASDAQ: PAACU, PAAC, PAACR and PAACW) announced that it has signed a definitive merger agreement with Borqs. Upon the closing under the merger agreement, Borqs will become the operating entity of the combined company, and it is anticipated that the shareholders of Borqs will collectively own approximately 78% of Pacific’s outstanding ordinary shares, and Pacific’s existing shareholders will retain an ownership interest of approximately 22%. It is expected that after the closing, Pacific will change its name to “Borqs Technologies, Inc.”

Additional Information

The proposed merger between Borqs and Pacific will be submitted to the shareholders of Pacific for their approval. In connection with that approval, Pacific filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on February 13, 2017 containing information about the proposed merger and the respective businesses of Borqs and Pacific. After the SEC completes its review of the preliminary proxy statement, Pacific intends to file with the SEC a definitive proxy statement in connection with the proposed merger and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the proposed merger.

Shareholders of Pacific and other interested persons are advised to read the preliminary proxy statement filed with the SEC and, once available, any amendments thereto and the definitive proxy statement, in connection with Pacific’s solicitation of proxies, because these documents will contain important information. Such persons can also read Pacific’s annual report on Form 10-K for the fiscal year ended June 30, 2016 for a description of the security holdings of Pacific’s officers and directors and their respective interests as security holders in the successful consummation of the proposed merger, and other information. Pacific’s definitive proxy statement will be delivered to shareholders of Pacific as of a record date to be established for voting on the proposed merger and other matters as set forth in the definitive proxy statement. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pacific, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to Pacific at 855 Pudong South Road, the World Plaza, 27th Floor, Pudong, Shanghai, China, 200120.

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Participants in the Solicitation

Pacific and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Pacific’s shareholders in respect of the proposed merger. Information regarding Pacific’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended June 30, 2016 and in Pacific’s preliminary proxy statement filed with the SEC on February 13, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the definitive proxy statement relating to the transaction with Borqs when it becomes available and which can be obtained free of charge from the sources indicated above.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Pacific or Borqs, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect both Borqs’ and Pacific’s managements’ current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Such factors include, among other things: the possibility that the merger will not close or that the closing may be delayed because conditions to the closing may not be satisfied, including shareholder and other approvals; the performances of Pacific and Borqs; the ability of the combined company to meet the NASDAQ Capital Market’s listing standards; the reaction of Borqs customers to the merger; unexpected costs, liabilities or delays in the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and general economic conditions. In addition, please refer to the Risk Factors section of Pacific’s Proxy Statement and its Forms 10-K and 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as expressly required by applicable securities law, Pacific disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Ms. Michelle Wang

+86-139-1185-9187

michelle.wang@borqs.com

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